                                                                    Exhibit 25.1

   ========================================================================
                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)   [_]

                                  ___________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

   New York                                                 13-5160382
   (State of incorporation                                  (I.R.S. employer
   if not a U.S. national bank)                             identification no.)

   One Wall Street, New York, N.Y.                          10286
   (Address of principal executive offices)                 (Zip code)

                                  ___________

                             BOSTON EDISON COMPANY
              (Exact name of obligor as specified in its charter)


   Massachusetts                                            04-1278810
   (State or other jurisdiction of                          (I.R.S. employer
   incorporation or organization)                           identification no.)

   800 Boylston Street
   Boston, Massachusetts                                    02199
   (Address of principal executive offices)                 (Zip code)

                                  ___________

                                Debt Securities
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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             Name                                           Address
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     Superintendent of Banks of the State of           2 Rector Street, New York,
     New York                                          N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                  33 Liberty Plaza, New York,
                                                       N.Y. 10045

     Federal Deposit Insurance Corporation             Washington, D.C. 20429

     New York Clearing House Association               New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of February, 2001.


                                   THE BANK OF NEW YORK



                                   By:  /s/ STEPHEN J. GIURLANDO
                                       -----------------------------------
                                      Name:  STEPHEN J. GIURLANDO
                                      Title: VICE PRESIDENT

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                 Dollar Amounts
ASSETS                                                                                             In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.............................................    $ 4,194,838
 Interest-bearing balances......................................................................      4,596,320
Securities:
 Held-to-maturity securities....................................................................        837,052
 Available-for-sale securities..................................................................      4,877,379
Federal funds sold and Securities purchased under agreements to resell..........................      3,085,401
Loans and lease financing receivables:
 Loans and leases, net of unearned income.......................................................     37,707,721
 LESS: Allowance for loan and lease losses......................................................        598,990
 LESS: Allocated transfer risk reserve..........................................................         12,370
 Loans and leases, net of unearned income, allowance, and reserve...............................     37,096,361
Trading Assets..................................................................................     10,039,718
Premises and fixed assets (including capitalized leases)........................................        740,743
Other real estate owned.........................................................................          4,714
Investments in unconsolidated subsidiaries and associated companies.............................        178,845
Customers' liability to this bank on acceptances outstanding....................................        887,442
Intangible assets...............................................................................      1,353,079
Other assets....................................................................................      4,982,250
                                                                                                    -----------
Total assets....................................................................................    $72,874,142
                                                                                                    ===========

LIABILITIES
Deposits:
 In domestic offices............................................................................    $26,812,643
 Noninterest-bearing............................................................................     11,206,758
 Interest-bearing...............................................................................     15,605,885
 In foreign offices, Edge and Agreement subsidiaries, and IBFs..................................     26,338,068
 Noninterest-bearing............................................................................        520,061
 Interest-bearing...............................................................................     25,818,007
Federal funds purchased and Securities sold under agreements to repurchase......................      1,789,285
Demand notes issued to the U.S.Treasury.........................................................        100,000
Trading liabilities.............................................................................      2,440,940
Other borrowed money:
 With remaining maturity of one year or less....................................................      1,581,151
 With remaining maturity of more than one year through three years..............................              0
 With remaining maturity of more than three years...............................................         31,080

Bank's liability on acceptances executed and outstanding........................................        889,948
Subordinated notes and debentures...............................................................      1,652,000
Other liabilities...............................................................................      4,914,363
                                                                                                    -----------
Total liabilities...............................................................................     66,549,478
                                                                                                    ===========

EQUITY CAPITAL
Common stock....................................................................................      1,135,285
Surplus.........................................................................................        988,327
Undivided profits and capital reserves..........................................................      4,242,906
Net unrealized holding gains (losses) on available-for-sale securities..........................        (11,848)
Accumulated net gains (losses) on cash flow hedges..............................................              0
Cumulative foreign currency translation adjustments.............................................        (30,006)
                                                                                                    -----------
Total equity capital............................................................................      6,324,664
                                                                                                    -----------
Total liabilities and equity capital............................................................    $72,874,142
                                                                                                    ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell             Directors
Alan R. Griffith


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